UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

333-63768
(Commission File Number)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
OPERATING PARTNERSHIP, L.P.	FINANCE CORP
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
FINANCE CORP II	FINANCE CORP III
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 29, 2004, MeriStar Hospitality Corporation issued a press release announcing that it had appointed Paul J. Klaassen to the Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. Mr. Klaassen was appointed on July 13, 2004 to serve a term expiring on the date of the annual meeting in 2005, and until his successor is duly elected and qualifies. Mr. Klaassen will also serve on the Board’s Nominating & Governance Committee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press Release, dated as of July 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
MERISTAR HOSPITALITY FINANCE CORP.
MERISTAR HOSPITALITY FINANCE CORP. II
MERISTAR HOSPITALITY FINANCE CORP. III

By:	MERISTAR HOSPITALITY CORPORATION,
ITS GENERAL PARTNER

By:	/s/ Jerome J. Kraisinger

Jerome J. Kraisinger
Executive Vice President, Secretary and General Counsel

Date: August 10, 2004